UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-22700

Exchange Listed Funds Trust

(Exact name of registrant as specified in charter)

10900 Hefner Pointe Drive

Suite 400

Oklahoma City, Oklahoma 73120

(Address of principal executive offices) (Zip Code)

J. Garrett Stevens

Exchange Traded Concepts Trust

10900 Hefner Pointe Drive

Suite 400

Oklahoma City, Oklahoma 73120

(Name and address of agent for service)

Registrant’s telephone number, including area code: (405) 778-8377

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

(a)	Insert a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

EXCHANGE LISTED FUNDS TRUST

High Yield ETF (HYLD)

Annual Report

June 30, 2023

Exchange Listed Funds Trust TABLE OF CONTENTS	June 30, 2023

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is available in the Fund’s prospectus, a copy of which may be obtained by visiting the Fund’s website at www.hyldetf.com. Please read the Fund’s prospectus carefully before you invest.

There are risks involved with investing, including possible loss of principal, and there is no guarantee the Fund will achieve its investment objective. The Fund is classified as a diversified investment company under the Investment Company Act of 1940 (the “1940 Act”). Concentration in a particular industry or sector will subject the Fund to loss due to adverse occurrences that may affect that industry or sector.

Individual shares of the Fund may be purchased or sold in the secondary market throughout the regular trading day on the NYSE Arca, Inc. (the “Exchange”) through a brokerage account. However, shares are not individually redeemable directly from the Fund. The Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares (“Creation Units”).

Distributor: Foreside Fund Services, LLC

i

High Yield ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	June 30, 2023 (Unaudited)

Dear HYLD Shareholders,

The High Yield ETF (“HYLD” or the “Fund”) delivered a return of 2.40% based on net asset value (“NAV”), and 2.75% based on market price, for the fiscal year ended June 30, 2023. In comparison, the Bloomberg U.S. High Yield Very Liquid Index and the Bloomberg U.S. Corporate High Yield Index, the Fund’s benchmark indexes, achieved returns of 9.08% and 9.06% respectively.

The Fund’s investment strategy primarily focuses on high-yield bonds and bank loans. This approach aims to enhance diversification and broaden the Fund’s investment opportunities. This fiscal year’s underperformance relative to the Fund’s indexes can be partly attributed to significant losses in the Fund’s bank loan holdings due to the struggles of several banks that issued loans held in the Fund’s portfolio. The declines in value were substantial and had a negative impact on the overall returns of the Fund.

During the fiscal year ended June 30, 2023, the NAV return of the Fund’s bond allocation was 8.69% while bank loans in the Fund experienced a decline of 45.07%.

During the fiscal year, the Fund maintained a consistent monthly dividend of $0.17 per share, resulting in an annual dividend of $2.04 per share. As of June 30, 2023, the Fund’s indicated dividend yield stood at 8.0%, while the SEC yield was 8.44%, approximately in line with the Bloomberg U.S. High Yield Very Liquid Index. A year ago, the Fund’s yield was approximately 0.69% lower than the Bloomberg U.S. Corporate High Yield Index. This change in yield reflects our proactive approach to managing risks and navigating through the credit cycle, positioning the Fund for future growth once the recovery becomes more evident.

In our previous annual shareholder letter, we emphasized the importance of compensating investors adequately in the face of tighter financial conditions. We also recognized the potential challenges ahead, including a more hawkish Federal Reserve and the potential for slower growth in 2023. Consequently, we took a defensive stance and maintained flexibility to generate value for our shareholders.

Despite our macro projections, we understand that bond investors are continuing to seek higher-yielding debt instruments as a hedge against inflation and rising interest rates. To address this demand, we strategically reduced our exposure to lower-rated bonds in HYLD’s portfolio while adhering to our rigorous risk management practices. This adjustment allowed us to closely track the Bloomberg U.S. High Yield Very Liquid Index within an acceptable margin of error. Notably, the high-yield market performed exceptionally well in 2023, possibly influenced by the lingering effects of COVID-19 stimulus measures that have supported the financial system. This unique environment distinguishes the current market from previous cycles during which the Federal Reserve raised interest rates. Through our efforts to manage risk, the bond portion of the Fund’s portfolio has delivered favorable results, despite the significant underweight in CCC-rated bonds, which have been among the portfolio’s top performers.

However, the bank loan segment of the HYLD portfolio experienced a notable decline in performance during the fiscal year. Several factors contributed to this decline, including a majority of the Fund’s bank loan holdings being rated CCC or below, which inherently carry higher risk. Many of these loans incurred substantial losses, further impacting the Fund’s overall performance. Additionally, liquidity conditions deteriorated in May and June, further weighing on prices. Consequently, the Fund’s bank loan holdings significantly dragged down the Fund’s performance, accounting for a decline of over 6% during the fiscal year.

Over the years, we have expressed optimism about the Fund’s positioning and our commitment to generating value for our shareholders. While this year’s performance may not have met our expectations, we remain dedicated to our core principles of active management and risk mitigation. Despite the challenges faced, we have continued to uphold our stringent risk management practices and adapt to evolving market conditions. We appreciate the trust and confidence our shareholders have placed in us, and we are fully committed to navigating the ever-changing investment landscape with diligence and determination. As we move forward, we remain focused on identifying new opportunities and leveraging our expertise to strive for improved performance in the future.

Sincerely,

J. Garrett Stevens

Chief Executive Officer

Exchange Traded Concepts, LLC, Adviser to the Fund

High Yield ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Concluded)	June 30, 2023 (Unaudited)

Growth of a $10,000 Investment
(at net asset value)

	Inception Date of the Fund	Average Annual Return As of 6/30/2023			Expense Ratio*
		One Year	Five Year	Ten Year	Gross	Net
High Yield ETF (Net Asset Value)	12/1/2010	2.40%	0.20%	0.84%	1.31%	1.16%
High Yield ETF (Market Price)		2.75%	0.19%	0.93%
Bloomberg U.S. Corporate High Yield Index		9.06%	3.36%	4.43%
Bloomberg U.S. High Yield Very Liquid Index		9.08%	2.98%	3.98%

*   Reflects the expense ratio (inclusive of 0.06% of acquired fund fees and expenses) as reported in the Prospectus dated November 1, 2022.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Current performance may be lower or higher than performance data quoted. For the Fund’s most recent month end performance, please visit www.hyldetf.com.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. The information provided herein represents the opinion of Exchange Traded Concepts, LLC for the period stated and is subject to change at any time.

The Bloomberg U.S. Corporate High Yield Index is an unmanaged index considered representative of the universe of U.S. fixed rate, non-investment grade debt. One cannot invest directly in an index.

Bloomberg U.S. High Yield Very Liquid Index is a component of the Bloomberg U.S. Corporate High Yield Index that is designed to track a more liquid component of the USD-denominated, high yield, fixed-rate corporate bond market. One cannot invest directly in an index.

The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Net asset value (“NAV”) – The dollar value of a single share, is calculated by taking the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

High Yield ETF SCHEDULE OF INVESTMENTS	June 30, 2023
	Principal Amount	Value
CORPORATE BONDS — 75.1%
ADVERTISING — 0.8%
Lamar Media Corp., 3.63%, 1/15/2031(a)	$468,000	$394,711
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.25%, 1/15/2029(a)(b)	430,000	361,811
		756,522
AEROSPACE/DEFENSE — 0.2%
TransDigm UK Holdings PLC, 6.88%, 5/15/2026(a)	250,000	247,993
AGRICULTURE — 0.5%
Darling Ingredients, Inc., 5.25%, 4/15/2027(a)(b)	492,000	478,080
AIRLINES — 2.0%
American Airlines, Inc., 11.75%, 7/15/2025(b)	308,000	337,994
Delta Air Lines, Inc., 7.38%, 1/15/2026(a)	465,000	485,237
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/2027(a)(b)	213,798	214,493
United Airlines Holdings, Inc.
5.00%, 2/1/2024	468,000	464,983
4.88%, 1/15/2025	482,000	473,696
United Airlines, Inc., 4.63%, 4/15/2029(a)(b)	70,000	63,846
		2,040,249
AUTO MANUFACTURERS — 3.2%
Ford Motor Co., 4.75%, 1/15/2043	584,000	449,678
Ford Motor Credit Co. LLC
6.95%, 3/6/2026(a)	60,000	60,378
4.27%, 1/9/2027(a)	212,000	196,148
4.95%, 5/28/2027(a)	70,000	66,120
4.13%, 8/17/2027(a)	1,000,000	913,439
7.35%, 3/6/2030(a)	1,170,000	1,196,296
JB Poindexter & Co., Inc., 7.13%, 4/15/2026(a)(b)	285,000	278,977
		3,161,036
AUTO PARTS & EQUIPMENT — 1.1%
Adient Global Holdings Ltd., 4.88%, 8/15/2026(a)(b)	400,000	380,526
Clarios Global LP / Clarios US Finance Co., 6.25%, 5/15/2026(a)(b)	280,000	278,518
	Principal Amount	Value
CORPORATE BONDS (Continued)
AUTO PARTS & EQUIPMENT (Continued)
Goodyear Tire & Rubber Co. (The), 4.88%, 3/15/2027(a)	$133,000	$126,774
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/2029(a)(b)	318,000	261,113
Wheel Pros, Inc., 6.50%, 5/15/2029(a)(b)	276,000	83,532
		1,130,463
BANKS — 0.2%
Freedom Mortgage Corp., 7.63%, 5/1/2026(a)(b)	204,000	188,032
CHEMICALS — 1.1%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/2028(a)(b)	432,000	312,386
Mativ Holdings, Inc., 6.88%, 10/1/2026(a)(b)	159,000	139,349
Olin Corp., 5.63%, 8/1/2029(a)	531,000	512,362
Rain CII Carbon LLC / CII Carbon Corp., 7.25%, 4/1/2025(a)(b)	100,000	97,160
Venator Finance Sarl / Venator Materials LLC, 5.75%, 7/15/2025(a)(b)(c)	350,000	8,312
		1,069,569
COAL — 0.3%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 7.50%, 5/1/2025(a)(b)	323,000	323,221
COMMERCIAL SERVICES — 4.4%
ADT Security Corp. (The), 4.88%, 7/15/2032(b)	350,000	299,750
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.63%, 7/15/2026(a)(b)	100,000	95,021
9.75%, 7/15/2027(a)(b)	240,000	212,488
6.00%, 6/1/2029(a)(b)	150,000	110,879
Carriage Services, Inc., 4.25%, 5/15/2029(a)(b)	300,000	258,486
CoreCivic, Inc., 4.75%, 10/15/2027(a)	535,000	458,692
HealthEquity, Inc., 4.50%, 10/1/2029(a)(b)	260,000	229,479
Herc Holdings, Inc., 5.50%, 7/15/2027(a)(b)	300,000	287,963
Korn Ferry, 4.63%, 12/15/2027(a)(b)	568,000	534,183

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2023
	Principal Amount	Value
CORPORATE BONDS (Continued)
COMMERCIAL SERVICES (Continued)
MPH Acquisition Holdings LLC, 5.75%, 11/1/2028(a)(b)	$429,000	$323,415
NESCO Holdings II, Inc., 5.50%, 4/15/2029(a)(b)	300,000	268,869
Sabre GLBL, Inc., 7.38%, 9/1/2025(a)(b)	290,000	257,753
Service Corp. International, 7.50%, 4/1/2027	256,000	263,052
Sotheby’s, 7.38%, 10/15/2027(a)(b)	260,000	234,241
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 6/1/2029(a)(b)	240,000	186,048
United Rentals North America, Inc., 3.75%, 1/15/2032(a)	234,000	198,480
WW International, Inc., 4.50%, 4/15/2029(a)(b)	399,000	236,221
		4,455,020
COMPUTERS — 0.3%
Dell International LLC / EMC Corp., 8.35%, 7/15/2046(a)	83,000	101,595
NCR Corp., 5.25%, 10/1/2030(a)(b)	198,000	172,423
		274,018
COSMETICS/PERSONAL CARE — 0.5%
Coty, Inc., 6.50%, 4/15/2026(a)(b)	468,000	461,464
DISTRIBUTION/WHOLESALE — 0.1%
H&E Equipment Services, Inc., 3.88%, 12/15/2028(a)(b)	120,000	104,025
DIVERSIFIED FINANCIAL SERVICES — 2.7%
Coinbase Global, Inc., 0.50%, 6/1/2026	464,000	350,982
Credit Acceptance Corp., 6.63%, 3/15/2026(a)	492,000	473,268
Enova International, Inc., 8.50%, 9/1/2024(a)(b)	398,000	393,732
LPL Holdings, Inc., 4.00%, 3/15/2029(a)(b)	492,000	432,186
PennyMac Financial Services, Inc., 4.25%, 2/15/2029(a)(b)	468,000	376,347
PRA Group, Inc., 7.38%, 9/1/2025(a)(b)	343,000	326,370
Voyager Aviation Holdings LLC, 8.50%, 5/9/2026(a)(b)	399,000	315,210
		2,668,095
	Principal Amount	Value
CORPORATE BONDS (Continued)
ELECTRIC — 4.2%
Calpine Corp.
4.50%, 2/15/2028(a)(b)	$568,000	$514,780
5.13%, 3/15/2028(a)(b)	300,000	268,121
4.63%, 2/1/2029(a)(b)	160,000	135,171
5.00%, 2/1/2031(a)(b)	404,000	334,666
Clearway Energy Operating LLC, 3.75%, 2/15/2031(a)(b)	260,000	216,021
Edison International, Series B, 5.00%, (US 5 Year CMT T-Note + 3.90%)(a)(d)(e)	256,000	221,799
NSG Holdings LLC / NSG Holdings, Inc., 7.75%, 12/15/2025(b)	56,292	56,095
PG&E Corp.
5.00%, 7/1/2028(a)	663,000	608,923
5.25%, 7/1/2030(a)	492,000	441,435
Vistra Corp., 8.00%, (US 5 Year CMT T-Note + 6.93%)(a)(b)(d)(e)	1,484,000	1,389,201
		4,186,212
ENGINEERING & CONSTRUCTION — 1.3%
Artera Services LLC, 9.03%, 12/4/2025(a)(b)	150,000	131,460
Dycom Industries, Inc., 4.50%, 4/15/2029(a)(b)	290,000	263,639
TopBuild Corp., 4.13%, 2/15/2032(a)(b)	234,000	199,605
Tutor Perini Corp., 6.88%, 5/1/2025(a)(b)	440,000	365,466
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 9/15/2028(a)(b)	327,000	294,797
		1,254,967
ENTERTAINMENT — 1.1%
Affinity Interactive, 6.88%, 12/15/2027(a)(b)	768,000	676,529
Allen Media LLC / Allen Media Co.-Issuer, Inc., 10.50%, 2/15/2028(a)(b)	286,000	147,656
Speedway Motorsports LLC / Speedway Funding II, Inc., 4.88%, 11/1/2027(a)(b)	292,000	270,682
		1,094,867

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2023
	Principal Amount	Value
CORPORATE BONDS (Continued)
ENVIRONMENTAL CONTROL — 0.4%
Enviri Corp., 5.75%, 7/31/2027(a)(b)	$218,000	$190,011
Madison IAQ LLC, 5.88%, 6/30/2029(a)(b)	318,000	257,948
		447,959
FOOD — 1.1%
Kraft Heinz Foods Co., 6.50%, 2/9/2040	468,000	504,339
Land O’Lakes Capital Trust I, 7.45%, 3/15/2028(b)	387,000	367,650
Post Holdings, Inc., 4.63%, 4/15/2030(a)(b)	292,000	256,224
		1,128,213
HEALTHCARE-PRODUCTS — 0.4%
Teleflex, Inc., 4.25%, 6/1/2028(a)(b)	431,000	393,973
HEALTHCARE-SERVICES — 1.9%
Centene Corp., 3.00%, 10/15/2030(a)	492,000	410,455
CHS/Community Health Systems, Inc.
8.00%, 12/15/2027(a)(b)	198,000	191,546
6.00%, 1/15/2029(a)(b)	455,000	383,258
HCA, Inc., 7.50%, 11/6/2033	64,000	69,964
LifePoint Health, Inc., 5.38%, 1/15/2029(a)(b)	318,000	181,261
Molina Healthcare, Inc., 3.88%, 5/15/2032(a)(b)	234,000	196,524
Tenet Healthcare Corp., 4.25%, 6/1/2029(a)	530,000	479,324
		1,912,332
HOME BUILDERS — 1.2%
Beazer Homes USA, Inc., 7.25%, 10/15/2029(a)	100,000	97,332
LGI Homes, Inc., 4.00%, 7/15/2029(a)(b)	190,000	158,231
M/I Homes, Inc., 4.95%, 2/1/2028(a)	292,000	272,490
MDC Holdings, Inc., 6.00%, 1/15/2043(a)	328,000	295,850
New Home Co., Inc. (The), 7.25%, 10/15/2025(a)(b)	424,000	393,824
		1,217,727
HOUSEWARES — 0.3%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/2025(a)(b)	292,000	271,815
	Principal Amount	Value
CORPORATE BONDS (Continued)
INSURANCE — 0.3%
Genworth Holdings, Inc., 6.50%, 6/15/2034	$321,000	$281,607
INTERNET — 3.6%
Arches Buyer, Inc.
4.25%, 6/1/2028(a)(b)	280,000	244,109
6.13%, 12/1/2028(a)(b)	170,000	146,667
Cars.com, Inc., 6.38%, 11/1/2028(a)(b)	468,000	431,622
Cogent Communications Group, Inc., 3.50%, 5/1/2026(a)(b)	540,000	501,336
Match Group Holdings II LLC
4.63%, 6/1/2028(a)(b)	520,000	478,187
5.63%, 2/15/2029(a)(b)	260,000	244,025
3.63%, 10/1/2031(a)(b)	492,000	402,975
Netflix, Inc., 4.88%, 6/15/2030(a)(b)	511,000	503,331
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 4.75%, 4/30/2027(a)(b)	234,000	206,880
Uber Technologies, Inc., 4.50%, 8/15/2029(a)(b)	535,000	493,457
		3,652,589
INVESTMENT COMPANIES — 0.3%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/2027(a)	341,000	293,347
IRON/STEEL — 0.6%
Cleveland-Cliffs, Inc., 6.25%, 10/1/2040	705,000	607,150
LEISURE TIME — 2.6%
Carnival Corp., 5.75%, 3/1/2027(a)(b)	1,308,000	1,205,410
NCL Corp. Ltd.
5.88%, 3/15/2026(a)(b)	226,000	211,607
7.75%, 2/15/2029(a)(b)	180,000	171,151
NCL Finance Ltd., 6.13%, 3/15/2028(a)(b)	658,000	592,808
Royal Caribbean Cruises Ltd., 5.38%, 7/15/2027(a)(b)	492,000	460,412
		2,641,388
LODGING — 0.2%
Hilton Domestic Operating Co., Inc., 3.63%, 2/15/2032(a)(b)	234,000	195,321

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2023
	Principal Amount	Value
CORPORATE BONDS (Continued)
MEDIA — 8.4%
Cable One, Inc., 4.00%, 11/15/2030(a)(b)	$300,000	$234,658
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 5/1/2027(a)(b)	210,000	195,781
5.38%, 6/1/2029(a)(b)	260,000	235,306
4.75%, 3/1/2030(a)(b)	1,160,000	993,135
4.25%, 2/1/2031(a)(b)	1,088,000	882,594
4.50%, 6/1/2033(a)(b)	492,000	386,877
CSC Holdings LLC
5.50%, 4/15/2027(a)(b)	1,500,000	1,250,280
5.75%, 1/15/2030(a)(b)	600,000	284,151
4.63%, 12/1/2030(a)(b)	100,000	44,601
Diamond Sports Group LLC / Diamond Sports Finance Co., 6.63%, 8/15/2027(a)(b)(c)	736,000	18,983
Directv Financing LLC / Directv Financing Co.-Obligor, Inc., 5.88%, 8/15/2027(a)(b)	492,000	446,064
iHeartCommunications, Inc., 6.38%, 5/1/2026(a)	465,000	390,658
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027(a)(b)	500,000	469,044
News Corp., 5.13%, 2/15/2032(a)(b)	436,000	398,108
Nexstar Media, Inc.
5.63%, 7/15/2027(a)(b)	405,000	377,976
4.75%, 11/1/2028(a)(b)	500,000	434,417
Sinclair Television Group, Inc., 5.13%, 2/15/2027(a)(b)	248,000	210,443
Sirius XM Radio, Inc., 4.00%, 7/15/2028(a)(b)	580,000	500,180
Univision Communications, Inc.
5.13%, 2/15/2025(a)(b)	157,000	153,869
4.50%, 5/1/2029(a)(b)	585,000	503,348
		8,410,473
METAL FABRICATE/HARDWARE — 0.3%
Park-Ohio Industries, Inc., 6.63%, 4/15/2027(a)	355,000	314,104
MINING — 1.9%
Alcoa Nederland Holding BV, 6.13%, 5/15/2028(a)(b)	400,000	398,252
Century Aluminum Co., 7.50%, 4/1/2028(a)(b)	552,000	522,893
Freeport-McMoRan, Inc., 5.00%, 9/1/2027(a)	159,000	155,012
	Principal Amount	Value
CORPORATE BONDS (Continued)
MINING (Continued)
JW Aluminum Continuous Cast Co., 10.25%, 6/1/2026(a)(b)	$447,000	$444,188
Novelis Corp., 4.75%, 1/30/2030(a)(b)	468,000	416,371
		1,936,716
MISCELLANEOUS MANUFACTURING — 0.5%
Anagram International, Inc. / Anagram Holdings LLC, 10.00%, 8/15/2026(a)(b)	101,757	79,879
LSB Industries, Inc., 6.25%, 10/15/2028(a)(b)	468,000	418,330
		498,209
OIL & GAS — 6.9%
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
7.00%, 11/1/2026(a)(b)	110,000	106,573
8.25%, 12/31/2028(a)(b)	280,000	275,596
Comstock Resources, Inc., 6.75%, 3/1/2029(a)(b)	468,000	428,764
Encino Acquisition Partners Holdings LLC, 8.50%, 5/1/2028(a)(b)	508,000	461,560
Gulfport Energy Corp., 8.00%, 5/17/2026(a)(b)	494,912	497,785
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 2/1/2029(a)(b)	663,000	600,976
International Petroleum Corp./Sweden, 7.25%, 2/1/2027(a)(b)	186,548	174,833
Marathon Oil Corp., 6.60%, 10/1/2037	257,000	256,228
Marathon Petroleum Corp., 5.00%, 9/15/2054(a)	440,000	363,414
Mesquite Energy, Inc., 7.25%, 2/15/2023(a)(b)(c)(f)(g)	1,902,000	9,510
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/2026(a)(b)	552,000	507,436
Occidental Petroleum Corp.
7.15%, 5/15/2028	297,000	309,343
7.95%, 6/15/2039	440,000	499,156
PBF Holding Co. LLC / PBF Finance Corp.
7.25%, 6/15/2025(a)	326,000	325,726
6.00%, 2/15/2028(a)	292,000	273,318

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2023
	Principal Amount	Value
CORPORATE BONDS (Continued)
OIL & GAS (Continued)
Permian Resources Operating LLC, 6.88%, 4/1/2027(a)(b)	$270,000	$267,064
SM Energy Co.
5.63%, 6/1/2025(a)	110,000	107,619
6.50%, 7/15/2028(a)	290,000	278,687
Southwestern Energy Co.
8.38%, 9/15/2028(a)	343,000	357,295
5.38%, 3/15/2030(a)	552,000	515,544
Vital Energy, Inc., 7.75%, 7/31/2029(a)(b)	363,000	299,823
		6,916,250
OIL & GAS SERVICES — 0.9%
Bristow Group, Inc., 6.88%, 3/1/2028(a)(b)	552,000	524,941
Weatherford International Ltd., 8.63%, 4/30/2030(a)(b)	357,000	362,820
		887,761
PACKAGING & CONTAINERS — 0.7%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.13%, 8/15/2026(a)(b)	530,000	494,282
TriMas Corp., 4.13%, 4/15/2029(a)(b)	190,000	169,491
		663,773
PHARMACEUTICALS — 0.8%
Bausch Health Cos., Inc.
11.00%, 9/30/2028(b)	118,000	83,780
14.00%, 10/15/2030(a)(b)	23,000	13,800
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 6/30/2028(a)(b)(c)	460,000	24,150
Organon & Co. / Organon Foreign Debt Co.-Issuer BV, 4.13%, 4/30/2028(a)(b)	500,000	444,298
Prestige Brands, Inc., 3.75%, 4/1/2031(a)(b)	250,000	207,296
		773,324
PIPELINES — 7.7%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 3/1/2027(a)(b)	218,000	210,216
Cheniere Energy Partners LP, 3.25%, 1/31/2032(a)	234,000	192,822
	Principal Amount	Value
CORPORATE BONDS (Continued)
PIPELINES (Continued)
CNX Midstream Partners LP, 4.75%, 4/15/2030(a)(b)	$300,000	$254,762
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 8.00%, 4/1/2029(a)(b)	552,000	560,024
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.13%, 6/1/2028(a)(b)	300,000	278,248
EnLink Midstream LLC, 5.63%, 1/15/2028(a)(b)	492,000	476,729
EQM Midstream Partners LP
6.00%, 7/1/2025(a)(b)	280,000	277,107
6.50%, 7/1/2027(a)(b)	343,000	338,632
7.50%, 6/1/2030(a)(b)	170,000	172,162
Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/2027(a)	552,000	538,850
Harvest Midstream I LP, 7.50%, 9/1/2028(a)(b)	343,000	340,277
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/2028(a)(b)	283,000	261,325
ITT Holdings LLC, 6.50%, 8/1/2029(a)(b)	399,000	336,652
New Fortress Energy, Inc., 6.50%, 9/30/2026(a)(b)	449,000	402,281
Plains All American Pipeline LP, Series B, 9.43%, (3-Month US LIBOR + 4.11%)(a)(d)(e)	418,000	374,164
Rockies Express Pipeline LLC, 4.80%, 5/15/2030(a)(b)	315,000	275,873
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 9.00%, 10/15/2026(a)(b)(h)	343,000	333,508
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 5.50%, 1/15/2028(a)(b)	299,000	273,714
Venture Global Calcasieu Pass LLC
6.25%, 1/15/2030(a)(b)	742,000	734,380
4.13%, 8/15/2031(a)(b)	492,000	423,761
Western Midstream Operating LP, 5.50%, 2/1/2050(a)	831,000	681,927
		7,737,414

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2023
	Principal Amount	Value
CORPORATE BONDS (Continued)
REAL ESTATE — 0.3%
Howard Hughes Corp. (The), 4.13%, 2/1/2029(a)(b)	$399,000	$330,619
REITS — 2.5%
Granite Point Mortgage Trust, Inc., 6.38%, 10/1/2023	614,000	601,762
Iron Mountain, Inc., 5.25%, 3/15/2028(a)(b)	323,000	302,045
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer, 4.88%, 5/15/2029(a)(b)	300,000	259,353
SBA Communications Corp., 3.88%, 2/15/2027(a)	280,000	257,447
Service Properties Trust
4.35%, 10/1/2024(a)	198,000	190,593
4.95%, 2/15/2027(a)	522,000	447,029
VICI Properties LP / VICI Note Co., Inc., 5.75%, 2/1/2027(a)(b)	492,000	482,017
		2,540,246
RETAIL — 2.5%
Arko Corp., 5.13%, 11/15/2029(a)(b)	300,000	244,114
Asbury Automotive Group, Inc., 4.75%, 3/1/2030(a)	492,000	437,823
Foundation Building Materials, Inc., 6.00%, 3/1/2029(a)(b)	150,000	125,440
IRB Holding Corp., 7.00%, 6/15/2025(a)(b)	280,000	281,768
LCM Investments Holdings II LLC, 4.88%, 5/1/2029(a)(b)	492,000	421,549
Patrick Industries, Inc., 7.50%, 10/15/2027(a)(b)	279,000	270,184
Staples, Inc., 10.75%, 4/15/2027(a)(b)	456,000	265,716
Yum! Brands, Inc., 6.88%, 11/15/2037	440,000	473,901
		2,520,495
SOFTWARE — 1.9%
Fair Isaac Corp., 4.00%, 6/15/2028(a)(b)	348,000	319,601
MSCI, Inc.
3.63%, 9/1/2030(a)(b)	468,000	403,988
3.88%, 2/15/2031(a)(b)	368,000	319,243
PTC, Inc., 4.00%, 2/15/2028(a)(b)	525,000	483,790
	Principal Amount	Value
CORPORATE BONDS (Continued)
SOFTWARE (Continued)
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 9/1/2025(a)(b)	$458,000	$372,366
		1,898,988
TELECOMMUNICATIONS — 2.7%
CommScope, Inc., 4.75%, 9/1/2029(a)(b)	620,000	489,448
Level 3 Financing, Inc., 3.40%, 3/1/2027(a)(b)	610,000	517,946
Sprint Capital Corp.
6.88%, 11/15/2028	496,000	526,541
8.75%, 3/15/2032	464,000	561,360
T-Mobile USA, Inc., 2.88%, 2/15/2031(a)	468,000	395,982
Viasat, Inc., 6.50%, 7/15/2028(a)(b)	248,000	210,403
		2,701,680
TOYS/GAMES/HOBBIES — 0.1%
Mattel, Inc., 6.20%, 10/1/2040	148,000	132,594
TRUCKING & LEASING — 0.1%
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/1/2025(a)(b)	100,000	98,605
TOTAL CORPORATE BONDS
(Cost $83,504,722)		75,298,505

FOREIGN BONDS — 16.6%
AEROSPACE/DEFENSE — 1.7%
Bombardier, Inc. (Canada)
7.88%, 4/15/2027(a)(b)	220,000	219,725
7.50%, 2/1/2029(a)(b)	722,000	714,477
Rolls-Royce PLC, 5.75%, 10/15/2027 (United Kingdom)(a)(b)	750,000	731,800
		1,666,002
AIRLINES — 0.4%
Air Canada, 3.88%, 8/15/2026 (Canada)(a)(b)	120,000	111,342
Air Canada 2020-1 Class C Pass-Through Trust, Class C, 10.50%, 7/15/2026 (Canada)(b)	250,000	268,217
Virgin Australia Holdings Pty Ltd., 7.88%, 10/15/2021 (Australia)(b)(c)	146,990	423
		379,982

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2023
	Principal Amount	Value
FOREIGN BONDS (Continued)
AUTO PARTS & EQUIPMENT — 0.8%
IHO Verwaltungs GmbH, 6.38%, 5/15/2029 (Germany)(a)(b)	$850,000	$790,379
BEVERAGES — 0.2%
Primo Water Holdings, Inc., 4.38%, 4/30/2029 (Canada)(a)(b)	292,000	250,517
BUILDING MATERIALS — 0.4%
West China Cement Ltd., 4.95%, 7/8/2026 (China)(a)	500,000	383,723
CHEMICALS — 0.3%
INEOS Finance PLC, 6.75%, 5/15/2028 (Luxembourg)(a)(b)	280,000	269,215
SPCM SA, 3.38%, 3/15/2030 (France)(a)(b)	70,000	58,279
		327,494
COAL — 0.4%
Teck Resources Ltd., 6.25%, 7/15/2041 (Canada)(a)	436,000	439,753
COMMERCIAL SERVICES — 1.3%
Airswift Global AS, 13.84%, (3-Month US LIBOR + 8.50%), 5/12/2025 (United Kingdom)(b)(d)	300,000	310,500
Cimpress PLC, 7.00%, 6/15/2026 (Ireland)(a)	395,000	358,826
eHi Car Services Ltd., 7.75%, 11/14/2024 (China)(a)	350,000	275,765
Garda World Security Corp. (Canada)
4.63%, 2/15/2027(a)(b)	280,000	256,367
9.50%, 11/1/2027(a)(b)	140,000	135,425
		1,336,883
DIVERSIFIED OPERATIONS — 0.5%
Stena International SA, 6.13%, 2/1/2025 (Sweden)(a)(b)	500,000	489,461
ELECTRIC — 0.3%
TransAlta Corp., 6.50%, 3/15/2040 (Canada)	292,000	278,332
ENTERTAINMENT — 0.6%
Merlin Entertainments Ltd., 5.75%, 6/15/2026 (United Kingdom)(a)(b)	600,000	578,851
	Principal Amount	Value
FOREIGN BONDS (Continued)
ENVIRONMENTAL CONTROL — 0.3%
GFL Environmental, Inc. (Canada)
4.00%, 8/1/2028(a)(b)	$220,000	$196,942
4.75%, 6/15/2029(a)(b)	170,000	155,526
		352,468
FOOD — 0.2%
FAGE International SA / FAGE USA Dairy Industry, Inc., 5.63%, 8/15/2026 (Luxembourg)(a)(b)	200,000	189,374
FOREST PRODUCTS & PAPER — 0.7%
Mercer International, Inc. (Germany)
5.50%, 1/15/2026(a)	347,000	325,053
5.13%, 2/1/2029(a)	492,000	383,539
		708,592
HOUSEHOLD PRODUCTS/WARES — 0.6%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. (Canada)
5.00%, 12/31/2026(a)(b)	210,000	192,378
7.00%, 12/31/2027(a)(b)	442,000	391,751
		584,129
IRON/STEEL — 0.2%
Mineral Resources Ltd., 8.13%, 5/1/2027 (Australia)(a)(b)	233,000	233,140
MACHINERY-DIVERSIFIED — 0.3%
Titan Acquisition Ltd. / Titan Co.-Borrower LLC, 7.75%, 4/15/2026 (Canada)(a)(b)	75,000	68,155
TK Elevator US Newco, Inc., 5.25%, 7/15/2027 (Germany)(a)(b)	300,000	277,566
		345,721
MEDIA — 0.4%
Virgin Media Finance PLC, 5.00%, 7/15/2030 (United Kingdom)(a)(b)	500,000	398,490
MINING — 0.8%
China Hongqiao Group Ltd., 6.25%, 6/8/2024 (China)	500,000	491,800
IAMGOLD Corp., 5.75%, 10/15/2028 (Burkina Faso)(a)(b)	468,000	350,778
		842,578

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2023
	Principal Amount	Value
FOREIGN BONDS (Continued)
OIL & GAS — 0.7%
Cenovus Energy, Inc., 6.75%, 11/15/2039 (Canada)	$212,000	$222,171
Petrobras Global Finance BV, 7.25%, 3/17/2044 (Brazil)	440,000	434,731
		656,902
PACKAGING & CONTAINERS — 0.3%
ARD Finance SA, 6.50%, 6/30/2027 (Luxembourg)(a)(b)	350,000	284,235
PHARMACEUTICALS — 1.5%
1375209 BC Ltd., 9.00%, 1/30/2028 (Canada)(a)(b)	66,000	66,195
Cheplapharm Arzneimittel GmbH, 5.50%, 1/15/2028 (Germany)(a)(b)	650,000	589,176
Teva Pharmaceutical Finance Netherlands III BV, 5.13%, 5/9/2029 (Israel)(a)	900,000	817,293
		1,472,664
REAL ESTATE — 0.3%
Kaisa Group Holdings Ltd., 10.50%, 1/15/2025 (China)(b)(c)	250,000	16,722
Wanda Properties Overseas Ltd., 6.88%, 7/23/2023 (China)	350,000	323,925
		340,647
RETAIL — 0.6%
1011778 BC ULC / New Red Finance, Inc. (Canada)
3.50%, 2/15/2029(a)(b)	200,000	175,595
4.00%, 10/15/2030(a)(b)	448,000	383,945
		559,540
SOFTWARE — 0.4%
Open Text Holdings, Inc., 4.13%, 12/1/2031 (Canada)(a)(b)	492,000	403,662
TELECOMMUNICATIONS — 1.5%
Altice France SA, 8.13%, 2/1/2027 (France)(a)(b)	485,000	418,296
C&W Senior Financing DAC, 6.88%, 9/15/2027 (Panama)(a)(b)	300,000	262,020
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/1/2026 (United Kingdom)(a)(b)	500,000	486,108
Telecom Italia Capital SA, 7.20%, 7/18/2036 (Italy)	440,000	378,753
		1,545,177
	Principal Amount	Value
FOREIGN BONDS (Continued)
TRANSPORTATION — 0.9%
Diana Shipping, Inc., 8.38%, 6/22/2026 (Greece)(b)	$500,000	$491,250
Seaspan Corp., 5.50%, 8/1/2029 (Hong Kong)(a)(b)	468,000	367,062
		858,312
TOTAL FOREIGN BONDS
(Cost $18,233,197)		16,697,008

TERM LOANS — 0.3%
RETAIL — 0.3%
JP Intermediate B LLC, 10.77%, (3-Month US LIBOR + 5.50%), 11/15/2025(d)(f)	862,749	327,845
TOTAL TERM LOANS
(Cost $841,528)		327,845
	Number of Shares
PREFERRED STOCKS — 0.6%
BANKS — 0.6%
Bank of America Corp., 7.25%, Series L	240	281,237
Wells Fargo & Co., 7.50%, Series L	240	276,480
		557,717
TOTAL PREFERRED STOCKS
(Cost $686,308)		557,717

COMMON STOCKS — 0.1%
DIVERSIFIED FINANCIAL SERVICES — 0.0%
Voyager Aviation Holdings LLC*(f)(g)	4,080	0
OIL & GAS SERVICES — 0.1%
Calfrac Well Services Ltd.*	36,149	104,470
RETAIL — 0.0%
Party City Holdings, Inc.*(i)	19,290	193
TOTAL COMMON STOCKS
(Cost $202,188)		104,663

UNITS — 0.0%
DIVERSIFIED FINANCIAL SERVICES — 0.0%
Voyager Aviation Holdings LLC*(f)(g)	24,481	0
TOTAL UNITS
(Cost $612,025)		0

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Concluded)	June 30, 2023
	Number of Shares	value
EXCHANGE-TRADED FUNDS — 3.6%
AllianceBernstein Global High Income Fund, Inc.	27,416	$273,063
BlackRock Credit Allocation Income Trust	24,340	247,051
DoubleLine Income Solutions Fund	21,256	253,159
Global X Nasdaq 100 Covered Call ETF	19,046	338,066
iShares USD Asia High Yield Bond Index ETF	307,832	1,970,125
Nuveen Credit Strategies Income Fund	49,712	251,046
PGIM Global High Yield Fund, Inc.	22,844	250,599
TOTAL EXCHANGE-TRADED FUNDS
(Cost $4,666,754)		3,583,109

SHORT-TERM INVESTMENTS — 0.4%
JPMorgan U.S. Government Money Market Fund — Institutional Class, 4.96%(j)	393,439	393,439
TOTAL SHORT-TERM INVESTMENTS
(Cost $393,439)		393,439
TOTAL INVESTMENTS — 96.7%
(Cost $109,140,161)		96,962,286
Other Assets in Excess of Liabilities — 3.3%		3,346,561
TOTAL NET ASSETS — 100.0%		$100,308,847

*     Non-income producing security.

(a)   Callable.

(b)   Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, Rule 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $64,888,329, which represents 64.7% of net assets as of June 30, 2023.

(c)   Security is in default.

(d)   Floating rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(e)   Perpetual, callable security with no stated maturity date.

(f)   Securities are considered illiquid and valued at fair value by the Trust’s Valuation Committee in accordance with procedures approved by, and under the general supervision of, the Trust’s Board of Trustees. The total value of these securities is $337,355 which represents approximately 0.3% of net assets as of June 30, 2023.

(g)   Level 3 security. The total value of these securities is $9,510. See Note 2a.

(h)   Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2023.

(i)    Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $193, which represents approximately 0.0% of net assets as of June 30, 2023. See additional details below:

Security	Date of Purchase	Cost
Party City Holdings, Inc.	9/2/2020	$1,856

(j)    The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

High Yield ETF SUMMARY OF INVESTMENTS	June 30, 2023
Percent of Total Net Assets
Advertising	0.8%
Aerospace/Defense	1.9%
Agriculture	0.5%
Airlines	2.4%
Auto Manufacturers	3.2%
Auto Parts & Equipment	1.9%
Banks	0.8%
Beverages	0.2%
Building Materials	0.4%
Chemicals	1.4%
Coal	0.7%
Commercial Services	5.7%
Computers	0.3%
Cosmetics/Personal Care	0.5%
Distribution/Wholesale	0.1%
Diversified Financial Services	2.7%
Diversified Operations	0.5%
Electric	4.5%
Engineering & Construction	1.3%
Entertainment	1.7%
Environmental Control	0.7%
Food	1.3%
Forest Products & Paper	0.7%
Healthcare-Products	0.4%
Healthcare-Services	1.9%
Home Builders	1.2%
Household Products/Wares	0.6%
Housewares	0.3%
Insurance	0.3%
Internet	3.6%
Investment Companies	0.3%
Iron/Steel	0.8%
Leisure Time	2.6%
Lodging	0.2%
Machinery-Diversified	0.3%
Media	8.8%
Metal Fabricate/Hardware	0.3%
Mining	2.7%
Miscellaneous Manufacturing	0.5%
Oil & Gas	7.6%
Oil & Gas Services	1.0%
Packaging & Containers	1.0%
Pharmaceuticals	2.3%
Pipelines	7.7%

See accompanying Notes to Financial Statements.

High Yield ETF SUMMARY OF INVESTMENTS (Concluded)	June 30, 2023
Percent of Total Net Assets
Real Estate	0.6%
REITS	2.5%
Retail	3.4%
Software	2.3%
Telecommunications	4.2%
Toys/Games/Hobbies	0.1%
Transportation	0.9%
Trucking & Leasing	0.1%
Exchange-Traded Fund	3.6%
Short-Term Investments	0.4%
Percent of Total Net Assets
Total Investments	96.7%
Other Assets in Excess of Liabilities	3.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENT OF ASSETS AND LIABILITIES	June 30, 2023
High Yield ETF
Assets:
Investments, at value	$96,962,286
Cash	41,383
Interest receivable	1,838,917
Investment securities sold receivable	1,543,824
Dividends receivable	16,760
Total Assets	100,403,170

Liabilities:
Advisory fee payable	94,323
Total Liabilities	94,323

Net Assets	$100,308,847

Net Assets Consist of:
Paid-in capital	$315,591,996
Distributable earnings (loss)	(215,283,149)
Net Assets	$100,308,847

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,900,000
Net Asset Value, Offering and Redemption Price Per Share	$25.72
Investments, at cost	$109,140,161

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENT OF OPERATIONS
High Yield ETF
Year Ended June 30, 2023
Investment Income:
Dividends*	$515,360
Interest	6,336,321
Total Investment Income	6,851,681

Expenses:
Advisory fees	1,152,662
Total Expenses	1,152,662
Less fees waived:
Waiver	(138,325)
Net Expenses	1,014,337
Net Investment Income (Loss)	5,837,344

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(9,609,529)
In-kind redemptions	(377,025)
Net realized gain (loss)	(9,986,554)
Net change in unrealized appreciation (depreciation) on:
Investments	6,025,044
Net change in unrealized appreciation (depreciation)	6,025,044
Net realized and unrealized gain (loss)	(3,961,510)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,875,834
* Net of foreign withholding taxes	$5,632

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENTS OF CHANGES IN NET ASSETS
	High Yield ETF
	Year Ended June 30, 2023	Year Ended June 30, 2022
From Investment Activities:
Operations:
Net investment income (loss)	$5,837,344	$6,730,792
Net realized gain (loss)	(9,986,554)	(1,756,377)
Change in net unrealized appreciation (depreciation)	6,025,044	(16,568,821)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,875,834	(11,594,406)

Distributions to Shareholders:
Distributions	(6,171,936)	(6,838,258)
Return of capital	(887,314)	(1,019,992)
Total Distributions to Shareholders	(7,059,250)	(7,858,250)

Capital Share Transactions:
Proceeds from shares issued	20,399,167	4,810,371
Cost of shares redeemed	(3,734,408)	(27,890,441)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	16,664,759	(23,080,070)
Total Increase (Decrease) in Net Assets	11,481,343	(42,532,726)

Net Assets:
Beginning of period	88,827,504	131,360,230
End of period	$100,308,847	$88,827,504

Change in Shares Outstanding:
Shares outstanding, beginning of period	3,275,000	4,050,000
Shares issued	765,000	150,000
Shares redeemed	(140,000)	(925,000)
Shares outstanding, end of period	3,900,000	3,275,000

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST FINANCIAL HIGHLIGHTS
High Yield ETF Selected Per Share Data	Years Ended June 30,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of period	$27.12	$32.43	$29.42	$34.58	$36.72
Investment Activities
Net investment income (loss)(1)	1.69	1.73	1.65	2.17	2.66
Net realized and unrealized gain (loss)	(1.05)	(5.00)	3.66	(4.92)	(2.16)
Total from investment activities	0.64	(3.27)	5.31	(2.75)	0.50
Distributions to shareholders from:
Net investment income	(1.78)	(1.78)	(1.72)	(2.27)	(2.64)
Return of Capital	(0.26)	(0.26)	(0.58)	(0.14)	—
Total distributions	(2.04)	(2.04)	(2.30)	(2.41)	(2.64)
Net Asset Value, end of period	$25.72	$27.12	$32.43	$29.42	$34.58
Total Return (%)	2.40	(10.63)	18.58	(8.27)	1.47
Total Return at Market Price (%)	2.75	(11.81)	19.23	(7.68)	1.26
Ratios to Average Net Assets
Expenses before fee waiver (%)	1.25	1.25	1.25	1.25	1.25 (2)
Expenses after fee waiver (%)	1.10	1.25	1.25	1.25	1.25 (2)
Net investment income (loss) (%)	6.33	5.58	5.23	6.67	7.51
Supplemental Data
Net Assets at end of period (000’s)	$100,309	$88,828	$131,360	$98,542	$141,785
Portfolio turnover (%)(3)	31	42	90	101	74

(1)  Per share numbers have been calculated using the average shares method.

(2)  Effective July 1, 2018, the Fund changed its expenses to a unitary fee and prior waivers and reimbursements were discontinued.

(3)  Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS	June 30, 2023

Note 1 – Organization

Exchange Listed Funds Trust (the “Trust”) was organized on April 4, 2012 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act as an open-end management investment company. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The Trust has registered its Shares in multiple separate series. The assets of each series in the Trust are segregated and a shareholder’s interest is limited to the series in which Shares are held. The financial statements herein are for the High Yield ETF (the “Fund”).

The Fund commenced operations on December 1, 2010 as the Peritus High Yield ETF, a separate series of the AdvisorShares Trust, which was organized as a Delaware statutory trust on July 30, 2007 as an open-end management investment company registered under the 1940 Act. On June 22, 2018, the Peritus High Yield ETF was reorganized into the Trust in a tax-free exchange of shares and began accruing a unitary fee for expenses on July 1, 2018. On September 6, 2018, the Fund was renamed the High Yield ETF.

The Fund is an actively managed exchange-traded fund (“ETF”). Unlike index ETFs, actively managed ETFs do not seek to track the performance of a specified index. Instead, the Fund uses an active investment strategy in seeking to meet its investment objective.

The Fund employs a “multi-manager” approach whereby portions of the Fund’s assets are allocated among sub-advisers. Exchange Traded Concepts, LLC (the “Adviser”) is responsible for the management of the Fund and supervision of the Fund’s sub-advisers, MacKay Shields LLC (“MacKay Shields”) and WhiteStar Asset Management LLC (“WhiteStar”) (each, a “Sub-Adviser,” and together, the “Sub-Advisers”). Each Sub-Adviser manages its allocated portion of the Fund’s assets to correspond with its distinct investment style and strategy in a manner consistent with the Fund’s investment objective, strategies, and restrictions.

The Fund’s investment objective is to seek high current income with a secondary goal of capital appreciation. The Fund seeks to achieve its investment objective by selecting a focused portfolio of high yield debt securities commonly referred to as ‘‘junk bonds’’. The Fund may invest in debt securities issued by foreign issuers, including issuers in emerging markets. The Fund does not have any portfolio maturity limitation and may invest in instruments with short-term, medium-term or long-term maturities. In seeking to achieve its investment objective, the Fund may invest in closed-end funds. The Fund may also invest in equity securities that a Sub-Adviser believes will yield high dividends or are otherwise consistent with the Fund’s investment objective and in repurchase agreements. The Fund’s strategy may frequently involve buying and selling securities, which may lead to relatively high portfolio turnover. In implementing its investment strategies, the Fund may hold cash and cash equivalents, including money market funds.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

Note 2 – Basis of Presentation and Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

(a) Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2023

(b) Valuation of Investments

The Fund records investments at fair value using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations.

Pursuant to the requirements of Rule 2a-5, the Board (i) has designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Fund through the Adviser’s Valuation Committee and (ii) the Adviser’s Valuation Procedures.

In the event that current market valuations are not readily available or such valuations do not reflect current fair market value, the Trust’s procedures require the Valuation Committee, in accordance with the Trust’s Board-approved valuation procedures, to determine a security’s fair value. In determining such value, the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates or market indices). Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may result in a difference between the Fund’s performance and the performance of the Fund’s Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when the investors will not be able to purchase or sell their Shares.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical assets.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, open-end investment companies are valued at their NAV each business day and are categorized as Level 1. ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs, common stocks and preferred stocks are generally categorized as Level 1. Corporate bonds, units, term loans and foreign bonds are valued at prices supplied by independent pricing services approved by the Valuation Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate,

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2023

maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker dealers. Restricted securities are generally valued at a discount from the publicly traded equity. These securities are generally categorized as Level 2 or Level 3. The following is a summary of the valuations as of June 30, 2023 for the Fund based upon the three levels defined above:

High Yield ETF	Level 1	Level 2	Level 3		Total
Investments
Corporate Bonds(a)	$—	$75,288,995	$9,510	(b)	$75,298,505
Foreign Bonds(a)	—	16,697,008	—		16,697,008
Exchange-Traded Funds(a)	3,583,109	—	—		3,583,109
Preferred Stocks(a)	557,717	—	—		557,717
Term Loans(a)	—	327,845	—		327,845
Common Stocks(a)	104,470	193	—	(b)	104,663
Units(a)	—	—	—	(b)	—
Short-Term Investments	393,439	—	—		393,439
Total	$4,638,735	$92,314,041	$9,510		$96,962,286

(a)  See Schedule of Investments for additional detailed categorizations.

(b)  A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

(c) Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount, using the effective yield method or worst yield for callable bonds. When a security has been identified as defaulted, the income accrued for that security is written off and the security stops accruing interest or amortization/accretion. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses are recorded as an adjustment to interest income in the Statement of Operations. Dividend and Interest Income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

(d) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Fund denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. The Fund may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2023

(e) Federal Income Tax

It is the policy of the Fund to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) and to distribute substantially all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required as long as the Fund qualifies as a regulated investment company.

Management of the Fund has evaluated tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. In general, tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Fund to record a tax liability and, therefore, there is no impact to the Fund’s financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of June 30, 2023, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

(f) Term Loans

The Fund invests in senior secured corporate loans or bank loans, some of which may be partially or entirely unfunded and purchased on a when-issued or delayed delivery basis, that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy, whether as a contractual requirement or at their election. As a result, actual maturity may be substantially less than the stated maturity. Bank loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are immaterial and recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2023, the Fund did not have any unfunded loan commitments.

(g) Distributions to Shareholders

The Fund distributes net investment income monthly and capital gains, if any, at least annually. The Fund may make distributions on a more frequent basis to comply with the distributions requirement of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2023

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce a shareholder’s cost basis and result in a higher capital gain and lower capital loss when the Shares on which the distribution was received are sold. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The estimated characterization of the monthly distributions paid are expected to be either an ordinary income or return of capital distribution. This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period may not be determined until after the end of the fiscal year and any differences may be adjusted in the subsequent year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February of the following year.

Note 3 – Transactions with Affiliates and Other Servicing Agreements

(a) Investment Advisory and Administrative Services

The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advisory services to the Fund and is responsible for, among other things, overseeing the Sub-Advisers (as defined below), including daily monitoring of the purchase and sale of securities by the sub-advisers and regular review of the sub-advisers’ performance. For the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

The Adviser has contractually agreed to waive a portion of its fee in an amount equal to 0.15% on assets up to $250 million, 0.25% on the next $250 million, and 0.30% on assets greater than $500 million through October 31, 2023. This arrangement may be terminated only by the Board. For the year ended June 30, 2023, the Adviser waived $138,325 of its management fee. Waived fees are not recoupable in future periods.

Effective January 2, 2023, ETC Platform Services, LLC (“ETC Platform Services”), a direct wholly owned subsidiary of the Adviser, began providing services to the Fund. ETC Platform Services administers the Fund’s business affairs and provides office facilities and equipment, certain clerical, bookkeeping and administrative services, paying agent services under the Fund’s unitary fee arrangement (as described below), and its officers and employees to serve as officers or Trustees of the Trust. ETC Platform Services also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. For the services it provides to the Fund, ETC Platform Services is paid a fee calculated daily and paid monthly based on a percentage of the Fund’s average daily net assets.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund (including the fee charged by ETC Platform Services) except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).

The Adviser has entered into an arrangement with Cobalt Falcon, LLC (the “Sponsor”) pursuant to which the Sponsor has agreed to assume the obligation of the Adviser to pay all expenses of the Fund (except the Excluded Expenses) and, to the extent applicable, pay the Adviser a minimum fee. The Sponsor also provides administrative and marketing support to the Fund. For its services, the Sponsor is entitled to a fee from the Adviser, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Fund. The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund.

An Interested Trustee and certain officers of the Trust are affiliated with the Adviser and receive no compensation from the Trust for serving as officers and/or Trustee.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2023

(b) Investment Sub-Advisory Agreements

The Adviser has entered into investment sub-advisory agreements (the “Sub-Advisory Agreements”), with respect to the Fund, with MacKay Shields and WhiteStar (the “Sub-Advisers”). Under the Sub-Advisory Agreements, the Sub-Advisers are responsible for selecting the Fund’s investments in accordance with the Fund’s investment objective, policies and restrictions and for trading portfolio securities and other investment instruments on behalf of the Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the oversight of the Board. Under the Sub-Advisory Agreements, the Adviser pays a fee to each Sub-Adviser, calculated daily and paid monthly, equal to an annual rate of 0.35% of the average daily allocated net assets.

(c) Distribution Arrangement

Foreside Fund Services, LLC (the “Distributor”), a Delaware limited liability company, is the principal underwriter and distributor of the Fund’s Shares. The Distributor does not maintain any secondary market in Fund Shares.

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to a maximum of 0.25% of the Fund’s average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Fund’s Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust.

Currently, no payments are made under the Distribution and Service Plan. Such payments may only be made after approval by the Board. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Trust.

(d) Other Servicing Agreements

The Bank of New York Mellon serves as the Fund’s fund accountant, transfer agent, custodian and administrator.

Note 4 – Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended June 30, 2023 were as follows:

Fund	Purchases	Sales
High Yield ETF	$47,688,343	$25,951,125

Purchases and sales of in-kind transactions for the year ended June 30, 2023 were as follows:

Fund	Purchases	Sales
High Yield ETF	$—	$2,890,425

Note 5 – Capital Share Transactions

Fund Shares are listed and traded on the Exchange each day that the Exchange is open for business (“Business Day”). The Fund’s Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to NAV, greater than NAV (premium) or less than NAV (discount).

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2023

The Fund offers and redeems Shares on a continuous basis at NAV only in Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Fund Shares may only be purchased from or redeemed directly from the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a Participant Agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed by the Distributor, on behalf of the Fund, by the time as set forth in a Participant Agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the market value as set forth in the Participant Agreement. A Participant Agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

A purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Fund may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Fund is $500, regardless of the number of Creation Units created in the transaction.

A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund’s securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of the Fund’s securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for the Fund is $500, regardless of the number of Creation Units redeemed in the transaction.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2023

Note 6 – Principal Risks

As with any investment, an investor could lose all or part of their investment in the Fund and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Additional principal risks are disclosed in the Fund’s prospectus. Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

Fixed Income Securities Risk. The market value of fixed income investments in which the Fund may invest may change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities may rise. Conversely, during periods of rising interest rates, the value of fixed income securities may decline.

High-Yield Risk. High-yield or non-investment grade securities (commonly referred to as “junk bonds”) and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and are generally considered to be speculative. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Market Risk. The market price of an investment could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of an investment also may decline because of factors that affect a particular industry or industries such as labor shortages, increased production costs, and competitive conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific investments. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Trading Risk. Shares of the Fund may trade on the Exchange above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. In such a circumstance, the Fund’s shares could trade at a premium or discount to their NAV.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2023

Note 7 – Federal Income Taxes

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended June 30, 2023, the following amounts resulting primarily from the differing book and tax treatment relating to the reversal of gains and losses emanating from redemption-in-kind transactions, prior year true ups from underlying investments reflected in the current year and corporate actions have been reclassified:

Fund	Paid-in Capital	Total Distributable Earnings (Loss)
High Yield ETF	$(535,641)	$535,641

The tax character of the distributions paid during the tax year ended June 30, 2023 and June 30, 2022 were as follows:

	Year Ended June 30, 2023
Fund	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
High Yield ETF	$6,171,936	$—	$887,314	$7,059,250
	Year Ended June 30, 2022
Fund	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
High Yield ETF	$6,838,258	$—	$1,019,992	$7,858,250

As of the tax year ended June 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Unrealized Appreciation (Depreciation) on Investments	Distributable Earnings (Loss)
High Yield ETF	$—	$—	$(202,983,142)	$(12,300,007)	$(215,283,149)

At June 30, 2023, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
High Yield ETF	$109,262,293	$589,864	$(12,889,871)	$(12,300,007)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the tax year ended June 30, 2023, the Fund had non-expiring accumulated capital loss carryforwards as follows:

Fund	Short-Term	Long-Term	Total Amount
High Yield ETF	$95,892,513	$107,090,629	$202,983,142

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. In the current year, the Fund did not utilize any prior accumulated capital losses.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Concluded)	June 30, 2023

Note 8 – Recent Market Events

Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to such events and other economic, political, and global macro factors. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, severe losses to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events.

Governments and central banks, including the Federal Reserve in the United States, took extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by keeping interest rates at historically low levels for an extended period. The Federal Reserve concluded its market support activities in 2022 and began to raise interest rates in an effort to fight inflation. The Federal Reserve may determine to raise interest rates further. This and other government intervention into the economy and financial markets to address the pandemic, inflation, or other significant events in the future may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Note 9 – Events Subsequent to the Fiscal Period End

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Board approved the proposed reorganization of the High Yield ETF (the “Target Fund”) into the AXS Real Estate Income ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II, subject to certain conditions including approval by shareholders of the Target Fund.

The Acquiring Fund will have a different investment objective, different principal investment strategies, and different principal risks than the Target Fund. Exchange Traded Concepts, LLC serves as the Target Fund’s investment adviser and MacKay Shields LLC and WhiteStar Asset Management LLC serve as the Target Fund’s sub-advisers. AXS Investments LLC will be the investment adviser to the Acquiring Fund. Exchange Traded Concepts, LLC will not be involved in the management of the Acquiring Fund and the Acquiring Fund will not have a sub-adviser. The Acquiring Fund is expected to have the same management fee before fee waiver as the Target Fund, but a lower management fee after fee waiver than the Target Fund for a period of two years from the date of the reorganization.

Shareholders of record of the Target Fund as of the close of business on May 12, 2023 were sent proxy materials soliciting their vote with respect to the proposed reorganization. The reorganization is expected to occur after the close of business on August 25, 2023 by transferring all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Target Fund will become shareholders of the Acquiring Fund and receive shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Target Fund immediately prior to the reorganization.

Management has determined there are no other subsequent events.

EXCHANGE LISTED FUNDS TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	June 30, 2023

To the Shareholders of High Yield ETF and

Board of Trustees of Exchange Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Yield ETF (the “Fund”), a series of Exchange Listed Funds Trust, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, agent banks and transfer agents; when replies were not received from agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Exchange Traded Concepts, LLC since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 22, 2023

EXCHANGE LISTED FUNDS TRUST DISCLOSURE OF FUND EXPENSES	June 30, 2023 (Unaudited)

All ETFs have operating expenses. As a shareholder of the Fund, you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of the Fund’s shares, which are not reflected in these examples.

The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (unless otherwise noted below). The table below illustrates the Fund’s cost in two ways:

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that the Fund may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return

This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the SEC requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Annualized Expense Ratio	Expenses Paid During Period(1)
High Yield ETF
Actual Performance	$ 1,000.00	$ 1,017.70	1.10%	$ 5.50
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.34	1.10%	$ 5.51

(1)  Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

EXCHANGE LISTED FUNDS TRUST REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM	June 30, 2023 (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Fund”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of its shareholders. The Trust’s liquidity risk management program (the “Program”), which adopts the liquidity risk management policies and procedures of Exchange Traded Concepts, LLC, the Trust’s investment adviser (the “Adviser”), is tailored to reflect the Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.

The Adviser, which is the administrator of the Program, has formed a Liquidity Risk Working Group (“LRWG”) consisting of certain individuals from the Adviser’s portfolio management, capital markets and compliance teams. The LRWG is responsible for conducting an initial assessment of the liquidity risk of the Fund and to manage the liquidity risk of the Fund on an ongoing basis. Meetings of the LRWG are held no less than monthly.

At the February 2023 meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is adequately designed to assess and manage the Fund’s liquidity risk and has been effectively implemented. The report reflected that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

EXCHANGE LISTED FUNDS TRUST OTHER INFORMATION	June 30, 2023 (Unaudited)

Tax Information

For the year ended June 30, 2023, the Fund listed below had a percentage of the dividends paid from net investment income, including short-term capital gains (if any) designated as qualified dividend income.

Fund	Qualified Dividend Income
High Yield ETF	3.50%

For the year ended June 30, 2023, the Fund listed below had a percentage of the dividends paid from net investment income, including short-term capital gains (if any), qualify for the dividends received deduction available to corporate shareholders.

Fund	Corporate Dividends Received Deduction
High Yield ETF	0.99%

For the year ended June 30, 2023, the Fund listed below had the percentage of ordinary income distributions that qualified as qualified interest income.

Fund	Qualified Interest Income
High Yield ETF	90.04%

Premium/Discount information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for various time periods can be found on the Fund’s website at www.hyldetf.com.

EXCHANGE LISTED FUNDS TRUST TRUSTEES	June 30, 2023 (Unaudited)

Set forth below is information about each of the persons currently serving as a Trustee of the Trust. The address of each Trustee of the Trust is c/o Exchange Listed Funds Trust, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120. The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees. The SAI is available without charge, upon request, by calling toll-free (844) 880-3837 or at www.hyldetf.com.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen By Trustee	Other Directorships held by Trustee During the Past 5 Years
Interested Trustee(3)
Richard Hogan (1961)	Trustee	Since 2012	Director, Exchange Traded Concepts, LLC (since 2011); Private Investor (since 2002); Secretary, Exchange Traded Concepts Trust (since 2011).	18	Board Member, Peconic Land Trust of Suffolk County, New York.
Independent Trustees
Timothy Jacoby (1952)	Trustee	Since 2014	None.	37

Independent Trustee, Bridge Builder Trust (14 portfolios) (since 2022); Independent Trustee, Edward Jones Money Market Fund (since 2017); Audit Committee Chair, Perth Mint Physical Gold ETF (2018 to 2020).

Linda Petrone (1962)	Trustee	Since 2019	Founding Partner, Sage Search Advisors (since 2012).	37	None.
Stuart Strauss (1953)	Trustee	Since 2022	Partner, Dechert LLP (2009 to 2020).	37	None.

(1)  Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(2)  The fund complex includes each series of the Trust and of Exchange Traded Concepts Trust.

(3)  Mr. Hogan is an “interested person” of the Trust, as that term is defined in the 1940 Act, by virtue of his employment with, and ownership interest in, the Adviser.

EXCHANGE LISTED FUNDS TRUST OFFICERS	June 30, 2023 (Unaudited)

Set forth below is information about each of the persons currently serving as officers of the Trust. The address of each officer of the Trust is c/o Exchange Listed Funds Trust, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens (1979)	President	Since 2012

Investment Adviser/Vice President, T.S. Phillips Investments, Inc. (since 2000); Chief Executive Officer, Exchange Traded Concepts, LLC (since 2009); President, Exchange Traded Concepts Trust (since 2011).

Richard Malinowski (1983)	Vice President and Secretary	Since 2022

General Counsel, Exchange Traded Concepts, LLC (since 2022); Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions LLC, (2020 to 2022); Senior Vice President, Ultimus Fund Solutions LLC (2017 to 2020).

Christopher Roleke (1972)	Treasurer	Since 2012	Controller, Exchange Traded Concepts, LLC (since 2022); Managing Director/Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to 2022).
James Baker Jr. (1951)	Assistant Treasurer	Since 2015	Managing Partner, Exchange Traded Concepts, LLC (since 2011).
Matthew Fleischer (1983)	Chief Compliance Officer	Since 2021	Chief Compliance Officer Exchange Traded Concepts Trust (since 2021); Vice President, Compliance, Goldman Sachs Group, Inc., Goldman Sachs Asset Management Funds (2017 to 2021).

(1)  Each officer serves at the pleasure of the Board.

10900 Hefner Pointe Drive, Suite 400
Oklahoma City, OK 73120

Investment Adviser:

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, OK 73120

Investment Sub-Advisers:

MacKay Shields, LLC
1345 Avenue of the Americas
New York, NY 10105

WhiteStar Asset Management LLC
300 Crescent Court, Suite 200
Dallas, TX 75201

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

Proxy Voting Information

Exchange Traded Concepts’ proxy voting policies and procedures are attached to the Fund’s SAI, which is available without charge by visiting the Fund’s website at www.hyldetf.com or the SEC’s website at www.sec.gov or by calling toll-free (844) 880-3837.

In addition, a description of how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free (844) 880-3837 or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal period as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. In addition, the Fund’s full portfolio holdings are updated daily and available on the Fund’s website at www.hyldetf.com.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

ITEM 2: CODE OF ETHICS.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. This code of ethics is included as Exhibit 13(a)(1).

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer and principal financial officer; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Timothy J. Jacoby, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees:

2023	2022
$17,850	$17,850

Audit fees, paid to Cohen & Company, Ltd., relate to the audit of the registrant’s annual financial statements and the consent issued and included with the registrant’s post-effective registration statements.

(b) Audit-Related Fees:

2023	2022
$-	$-

(c) Tax Fees:

2023	2022
$3,500	$3,500

These tax fees relate to the review of the registrant’s tax returns, and review of income and capital gain distribution calculations. These fees were paid to Cohen & Company, Ltd.

(d) All Other Fees:

2023	2022
$-	$-

(e)(1)	The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require preapproval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)

2023	2022
0%	0%

(f)	Not applicable.

(g)

2023	2022
$3,500	$3,500

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5: Audit Committee of Listed registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Timothy J. Jacoby (chairman), Linda Petrone and Stuart Strauss.

Item 6: Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Exchange Listed Funds Trust

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens
President and Principal Executive Officer

Date:	8/24/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens
President and Principal Executive Officer

Date:	8/24/2023

By (Signature and Title)	/s/ Christopher W. Roleke
Christopher W. Roleke
Principal Financial Officer

Date:	8/24/2023